SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  June 10, 2003


                      THE EMPIRE DISTRICT ELECTRIC COMPANY
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               (Exact name of registrant as specified in charter)

                                     Kansas
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                 (State or other jurisdiction of incorporation)

          1-3368                                      44-0236370
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(Commission File Number)                  (IRS Employer Identification Number)


   602 Joplin Street, Joplin, Missouri                   64801
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(Address of principal executive offices)               (Zip Code)


Registrant's telephone number, including area code: (417) 625-5100
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                                 Not applicable
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          (Former name or former address, if changed since last report)


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Item 5.   Other Events and Regulation FD Disclosure.

          Securities Resolution No. 4 dated as of June 10, 2003, of the Company under the Indenture for Unsecured Debt Securities.

Item 7.   Financial Statements and Exhibits.

          (c) Exhibits. The following exhibit is filed herewith:

          Exhibit No.         Description
          -----------         ---------------------------------------------

               4 Securities Resolution No. 4 dated as of June 10, 2003, of the Company under the Indenture for Unsecured Debt Securities.



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


                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             THE EMPIRE DISTRICT ELECTRIC COMPANY



                             By:  /s/ G.A. Knapp
                                  -------------------------------------------
                                  Name:   Gregory A. Knapp
                                  Title:  Vice President - Finance and Chief
                                                Financial Officer

Dated:  July 29, 2003



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


                                  EXHIBIT INDEX

Exhibit No.        Description
-----------        ---------------------------------------------

     4 Securities Resolution No. 4 dated as of June 10, 2003, of the Company under the Indenture for Unsecured Debt Securities.








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